Exhibit 10.7

ARRAY BIOPHARMA INC.

CONTROLLED EQUITY OFFERINGSM
AMENDMENT NO. 3 TO SALES AGREEMENT
November 4, 2015
Cantor Fitzgerald & Co.
499 Park Avenue
New York, NY 10022
Ladies and Gentlemen:
Reference is made to the Sales Agreement, dated March 27, 2013, between ARRAY BIOPHARMA INC., a Delaware corporation (the “Company”) and CANTOR FITZGERALD & CO. (the “Agent”), as amended by that certain Amendment No. 1 to Sales Agreement dated August 14, 2014, and as further amended by that certain Amendment No. 2 to Sales Agreement dated August 3, 2015 (as so amended, the “Sales Agreement”). All capitalized terms used in this Amendment No. 3 to Sales Agreement among the Agent and the Company (this “Amendment”) and not otherwise defined shall have the respective meanings assigned to them in the Sales Agreement. The Agent and the Company hereby agree as follows:
A.     Amendment to Sales Agreement.

Sections 13(d) and 13(e) are hereby amended and restated in their entirety as follows:
“(d)    [Reserved.]
(e)    This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b) or (c) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 8, Section 11, Section 12, Section 18 and Section 19 shall remain in full force and effect.”
B.    No Other Amendments.  Except as set forth in Part A above, all the terms and provisions of the Sales Agreement shall continue in full force and effect.

C.    Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or email transmission.

If the foregoing correctly sets forth the understanding among the Company and the Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Agent.

Very truly yours,

ARRAY BIOPHARMA INC.

	By:	/s/ Mary P. Henahan
Name: Patricia Henahan
Title: Chief Financial Officer

ACCEPTED as of the date
first-above written:

CANTOR FITZGERALD & CO.

By:	/s/ Jeffrey Lumby
Name: Jeffrey Lumby
Title: SMD

SIGNATURE PAGE TO AMENDMENT NO. 3 TO SALES AGREEMENT